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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into American HomePatient, Inc.'s previously filed registration statements No. 33-58310 (1993 Employee Stock Purchase Plan), No. 33-64292 (1991 Non-Qualified Stock Option Plan) and No. 33-93094 (1995 Non-qualified Stock Option Plan for Directors).



                                                 ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 20, 1998